UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TALKSPACE, INC.
(Name of Registrant as Specified in its Charter)
Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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NOTICE & PROXY
STATEMENT
Annual Meeting of Stockholders
September 15, 2022
9:30 a.m. (Eastern Time)
TALKSPACE, INC.
2578 BROADWAY #206, NEW YORK, NEW YORK 10025

August 4, 2022
To Our Stockholders:
You are cordially invited to attend the first Annual Meeting of Stockholders of Talkspace, Inc. (the “Company”) to be held on Thursday, September 15, 2022, at 9:30 a.m. (Eastern Time). Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TALK2022. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for our stockholders and the Company.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
/s/ Douglas Braunstein
Douglas Braunstein
Interim Chief Executive Officer and Chairman of the Board

Notice of Annual Meeting of Stockholders
To be Held on Thursday, September 15, 2022
TALKSPACE, INC.
2578 BROADWAY #206, NEW YORK, NEW YORK 10025
The Annual Meeting of Stockholders (the “Annual Meeting”) of Talkspace, Inc., a Delaware corporation (the “Company”), will be held at 9:30 a.m., Eastern Time, on Thursday, September 15, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TALK2022. The Annual Meeting is called for the following purposes:
1.
To elect the nominees names in the proxy statement as Class I Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022;
3.	To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers;
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of common stock, at the close of business on July 25, 2022, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented at the meeting regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now, including by phone or internet, will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ John C. Reilly
John C. Reilly
General Counsel and Corporate Secretary
August 4, 2022

CONTENTS	Page
PROXY STATEMENT	1
PROPOSALS	2
RECOMMENDATIONS OF THE BOARD	2
INFORMATION ABOUT THIS PROXY STATEMENT	2

QUESTIONS AND ANSWERS ABOUT THE 2022 Annual Meeting of Stockholders	4

PROPOSALS TO BE VOTED ON	9
PROPOSAL 1: ELECTION OF DIRECTORS	9
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	13
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	14
PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.	16
PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.	17

EXECUTIVE OFFICERS	18

CORPORATE GOVERNANCE	19
GENERAL	19
BOARD COMPOSITION	19
DIRECTOR ATTENDANCE AT ANNUAL MEETING	19
DIRECTOR INDEPENDENCE	19
DIRECTOR CANDIDATES	19
COMMUNICATIONS FROM STOCKHOLDERS	20
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT	20
ANTI-HEDGING POLICY	21
CODE OF ETHICS	21
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS	21

COMMITTEES OF THE BOARD	22
AUDIT COMMITTEE	22
COMPENSATION COMMITTEE	23
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	24

EXECUTIVE COMPENSATION	25
COMPENSATION DISCUSSION & ANALYSIS	25
SUMMARY COMPENSATION TABLE	32
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2021	33
SUMMARY OF EXECUTIVE COMPENSATION ARRANGEMENTS	34
NARRATIVE TO SUMMARY COMPENSATION TABLE AND EXECUTIVE COMPENSATION ARRANGEMENTS	34
OUTSTANDING EQUITY AWARDS AT YEAR-END	36
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE	36
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2021	37
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	37

DIRECTOR COMPENSATION	40

i

ii

PROXY STATEMENT
TALKSPACE, INC.
2578 BROADWAY #206, NEW YORK, NEW YORK 10025
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Talkspace, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, September 15, 2022 (the “Annual Meeting”), at 9:30 a.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TALK2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of common stock (“Common Stock”), at the close of business on July 25, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of Common Stock entitles its holders to one vote per share on all matters presented to our stockholders generally. At the close of business on the Record Date, there were 158,131,635 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. We do not have any other outstanding classes of securities entitled to vote at the meeting.
This proxy statement and the related materials will first be released on or about August 4, 2022 to our stockholders on the Record Date.
Unless the contest otherwise requires, references in this proxy statement to:
•	“we,” “us,” “our,” the “Company” and “Talkspace” refer to Talkspace, Inc., and, unless otherwise stated, all of its subsidiaries;
•
“business combination” refers to the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 12, 2021 (the “Merger Agreement”), by and between Hudson Executive Investment Corp. (“HEC”), Groop Internet Platform, Inc. (“Old Talkspace”), Tailwind Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of HEC (“First Merger Sub”), and Tailwind Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub”), including the mergers contemplated by the Merger Agreement whereby: (i) First Merger Sub merged with and into Old Talkspace (the “First Merger”) with Old Talkspace surviving the First Merger, and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, Old Talkspace merged with and into Second Merger Sub, with Second Merger Sub surviving the merger as a wholly owned subsidiary of HEC (the “Second Merger”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, SEPTEMBER 15, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at www.proxyvote.com
PROPOSALS

At the Annual Meeting, our stockholders will be asked:
1.
To elect the nominees names in the proxy statement as Class I Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022;
3.	To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers;
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in their discretion.
RECOMMENDATIONS OF THE BOARD

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:
1.
FOR the proposal to elect Jon Cohen, Erez Shachar and Madhu Pawar as Class I Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	FOR the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022;
3.	For the option of EVERY ONE YEAR for the proposal to approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; and
4.	FOR the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.
INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Talkspace’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Talkspace is making this proxy statement and its Annual Report to Stockholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) available to its stockholders electronically via the Internet at www.proxyvote.com. On or about August 4, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is July 25, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each share of our Common Stock entitles its holders to one vote per share on all matters presented to our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 158,131,635 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. We do not have any other outstanding classes of securities entitled to vote at the meeting.
A complete list of these stockholders as of the Record Date will be available on the bottom panel of your screen during the meeting after entering the 16 digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank, brokerage firm, broker dealer or other nominee holder, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. If you haven’t received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
If your shares are held in “street name” by a bank, brokerage firm, broker dealer or other nominee holder and you wish to vote on the election of the Class I Directors, Say on Pay and Say on Frequency proposals, or to act upon any other non-routine business that may properly come before the Annual Meeting, you should provide instructions to your bank, brokerage firm, broker dealer or other nominee holder. Under the rules of the Nasdaq, if you do not provide your broker with instructions, your broker generally will have the authority to vote on the ratification of the appointment of, Ernst & Young LLP, as the Company’s independent registered public accounting firm. All other matters at the Annual Meeting are expected to be nonroutine and therefore brokers will not be entitled to vote on a beneficial owner’s behalf without voting instructions or discretionary authority on such matters. Further information on how to vote is outlined in the following sections.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum. Pursuant to our by-laws, a quorum, once established at a meeting will not be broken by the withdrawal of enough votes to leave less than a quorum.
WHO CAN ATTEND AND VOTE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS?

You may attend and vote at the Annual Meeting only if you were a Talkspace stockholder as of the Record Date, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/TALK2022. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:30 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:15 a.m., Eastern Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interests of the Company and such attendees of the Annual Meeting.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during check-in or the meeting itself, please call the technical support number that will be available on the Annual Meeting website.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the person presiding over the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?

We recommend that stockholders vote by proxy prior to the meeting even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Internet-You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone-You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•	by Mail-You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on September 14, 2022. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/TALK2022 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 9:30 a.m., Eastern Time, on September 15, 2022.
If your shares are held in street name through a bank, brokerage firm, broker dealer or other nominee holder, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain bank, brokerage firm, broker dealer and other nominees. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/TALK2022 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you should contact your bank, brokerage firm, broker dealer or other nominee holder to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of Talkspace prior to the Annual Meeting; or
•	by voting electronically at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.
WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Auditors	The affirmative vote of the holders of a majority in voting power of the votes cast on such matter.	Abstentions will have no effect on the outcome of the proposal. We do not expect any broker non-votes on this proposal.

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 3: Approval, on advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers (“Say on Frequency”).	The affirmative vote of the holders of a majority in voting power of the votes cast on such matter.	Abstentions and broker non-votes will have no effect on the outcome of the proposal.
Proposal 4: Approval, on an advisory basis, of the compensation of the Company’s named executive officers (“Say on Pay”).	The affirmative vote of the holders of a majority in voting power of the votes cast on such matter.	Abstentions and broker non-votes will have no effect on the outcome of the proposal.
WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the three other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of Ernst & Young LLP or the advisory Say on Pay and Say on Frequency votes.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, and therefore broker non-votes would have no effect on the outcome of those proposals. Broker non-votes count for purposes of determining whether a quorum is present.
IF I DISSENT ON ANY MATTER TO BE VOTED ON, WHAT ARE MY RIGHTS?

None of Delaware law, our Certificate of Incorporation, or our Bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their share.
WHERE CAN I FIND THE VOTING RESULTS OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for up to fifteen (15) minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2022 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2022 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON
PROPOSAL 1: ELECTION OF DIRECTORS

Our by-laws permit our Board to determine the total number of directors constituting the Board from time to time. Our Board is currently comprised of seven (7) directors divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor (which may include the incumbent) to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following such election or, if earlier, such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose current term expires at this 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Jeffrey Crowe, Erez Shachar and Madhu Pawar; the current Class II Directors are Curtis Warfield, Jacqueline Yeaney and Charles Berg; and the current Class III Director is Douglas Braunstein.
In March 2022, Jeffrey Crowe, a current Class I director, advised the Company that he did not intend on standing for reelection and will be resigning from the Board immediately preceding the 2022 Annual Meeting. In July 2022, Jon Cohen was nominated by the Board for election to replace Mr. Crowe as a Class I Director at the 2022 Annual Meeting of Stockholders.
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. Except for Jon Cohen, all of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

NOMINEES FOR CLASS I DIRECTORS (CURRENT TERM TO EXPIRE AT THE 2022 ANNUAL MEETING)

The nominees for election to the Board as Class I Directors are as follows:
Name	Age	Served as a Director Since	Positions with Talkspace
Jon Cohen	68	N/A	N/A
Erez Shachar	59	2017	Director
Madhu Pawar	42	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee are as follows:
JON COHEN	Age 68
Since 2019 Dr. Jon Cohen has served as Executive Chairman of BioReference Laboratories and Senior Vice President of OPKO Health (NASDAQ: OPK). As Executive Chairman, Dr. Cohen has overall responsibility for Bioreference Laboratories and its subsidiary, GeneDx. Previously, Dr. Cohen served for over nine years as one of the five named executive officers at Quest Diagnostics. Dr. Cohen served for six years as Chief Medical Officer at Northwell Health, the largest healthcare system in New York State. He served for two years as Senior Advisor to New York Governor David A. Paterson where he was responsible for all State policy and strategic planning. In 2006, he was a candidate for Lieutenant Governor of New York; his campaign platform centered on the healthcare crisis and substantive healthcare reform. We believe that Dr. Cohen is qualified to serve as a member of our board of directors due to his 30 years of healthcare experience as a seasoned strategic leader with extensive P/L and operational responsibility, including experience in healthcare insurance industry, integrated health systems, hospitals, physician practice management, diagnostics, biotechnology and broad healthcare policy, the Federal and State Government relationships to industry and health industry regulatory oversight by the FDA, Medicaid and Medicare, I.T. related initiatives for digital health, mobile health technology, electronic medical records, physician and hospital connectivity and cyber security, as well as board oversight and governance.
EREZ SHACHAR	Age 59
Mr. Shachar has served as a member of Talkspace’s board of directors since August 2017. Mr. Shachar is the co-founder and managing partner of Qumra Capital Management Ltd., a venture capital firm founded in 2014. Since 2004, Mr. Shachar has also served as managing partner of Evergreen Venture Partners Ltd., a venture capital firm, focusing on investment opportunities in technology companies. Mr. Shachar currently serves as a member of the board of directors of several private companies. Mr. Shachar holds a B.Sc from Tel Aviv University in Israel and M.B.A. from the INSEAD Business School. We believe that Mr. Shachar is qualified to serve as a member of our board of directors due to his extensive experience as an investor in many technology, high-growth, companies and his service as a director of several public and private companies.
MADHU PAWAR	Age 42
Ms. Pawar has served as a member of Talkspace, Inc.’s board of directors since the consummation of the Business Combination. Ms. Pawar is a Managing Director at Google LLC, where she has served since 2018, and is the Adjunct Professor of Analytics in Healthcare at Carnegie Mellon University, where she has served since 2020. At Google, Ms. Pawar manages the sales analytics and solutions organizations that drive the small and medium business (SMB) Adwords business, with a focus on machine learning and user experience. Prior to joining Google, Ms. Pawar worked at McKinsey & Company for 12 years where she was a Partner in the healthcare systems and services practice. She began her career in software development as part of the Mobile Technologies division of Hewlett Packard’s Research & Development Labs in Singapore. Ms. Pawar has previously served on the board of directors of Mensa Singapore and GirlVentures, a not-for-profit organization. Ms. Pawar holds a Master’s degree in Information Systems Management from Carnegie Mellon University and a Bachelor’s degree in Computer Science from Nanyang Technological University, Singapore. We believe that Ms. Pawar is qualified to serve as a member of our board of directors due to her extensive experience as an executive of high-growth technology companies and her extensive experience as a management consultant in the healthcare industry.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)

The current members of the Board who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Positions with Talkspace
Curtis Warfield	54	2021	Director
Jacqueline Yeaney	54	2021	Director
Charles Berg	65	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
CURTIS WARFIELD	Age 54
Mr. Warfield has served as a member of Talkspace, Inc.’s board of directors since the consummation of the Business Combination. Since August 2016, Mr. Warfield has served as founder, President and Chief Executive Officer of Windham Advisors LLC, a management and strategic advisory firm that offers innovative business solutions for companies in the healthcare, BPO (Business Process Outsourcing) and other industries. Mr. Warfield previously served as part of the senior leadership team of Anthem, Inc., one of the nation’s largest health insurers from August 2017 to November 2019. From 2007 until 2015, Mr. Warfield served as CEO of NPAS, a healthcare services company. Since August 2018, Mr. Warfield has served on the board of directors of Texas Roadhouse, Inc., a restaurant company, and has served on the board of OneOncology, a network of oncology practices, since 2021. Mr. Warfield holds a B.S. from the University of Louisville, Kentucky and is a Certified Public Accountant. We believe that Mr. Warfield is qualified to serve as a member of our board of directors due to his extensive experience as an executive of healthcare companies and his service as a director of a public company.
JACQUELINE YEANEY	Age 54
Ms. Yeaney has served as a member of Talkspace, Inc.’s board of directors since the consummation of the Business Combination. Since August 2019, Ms. Yeaney has served as the Executive Vice President of Marketing at Tableau Software, LLC, a self-service analytics platform owned by Salesforce.com, Inc. From January 2017 until April 2019, Ms. Yeaney was the Chief Marketing Officer of Ellucian Inc., a provider of software and services for higher education management, and from May 2011 until December 2016, was the Executive Vice President of Strategy and Marketing of Red Hat, Inc, a provider of open source software solutions now owned by IBM. Ms. Yeaney started her career as an officer in the U.S. Air Force, and then spent several years as a management consultant at the Boston Consulting Group. Ms. Yeaney has served as a board member of Avaya Holdings Corp., a provider of digital communications products, solutions and services, since March 2019. Ms. Yeaney holds a B.S. in electrical engineering from Rensselaer Polytechnic Institute and an M.B.A. from the Massachusetts Institute of Technology. We believe that Ms. Yeaney is qualified to serve as a member of our board of directors due to her extensive experience as an executive of high-growth technology companies, her extensive experience as a management consultant and her experience as a board member of a public company.
CHARLES BERG	Age 65
Mr. Berg has served as a member of Talkspace, Inc.’s board of directors since the consummation of the Business Combination. Since January 2022, Mr. Berg has been the President of U.S. Government Business and Senior Advisor Leading Medicare Advantage and Individual & Family Plans at Cigna Corporation. Since March 2007, Mr. Berg has been a director of DaVita Inc., a publicly listed international dialysis provider, and between 2016 and 2017 he served as the Executive Chair of DaVita Medical Group. Mr. Berg currently sits on the board of directors of CareCentrix, Inc., a care management provider to health plan members who require post-acute or home care services. Mr. Berg currently serves as a member of the Operating Council & Senior Advisory Board of Consonance Capital Partners, a private equity firm, and as a director of Justworks, Inc., a private human resources and payment company. From 2008 to 2013, Mr. Berg served as Executive Chairman of WellCare Health Plans, Inc., a provider of managed care services for government-sponsored healthcare programs. Prior to his role at WellCare Health Plans, Inc., Mr. Berg held various executive positions with Oxford Health Plans, Inc., a health benefit plan provider. He was executive vice president, medical delivery, and subsequently president and CEO when the plan was acquired by UnitedHealth

Group. Mr. Berg then became an executive of UnitedHealth Group and was primarily responsible for integrating the Oxford business. Mr. Berg holds a J.D. from Georgetown University Law Center and a B.A. in political science from Macalester College. We believe that Mr. Berg is qualified to serve as a member of our board of directors due to his leadership experience throughout the healthcare industry, and will contribute senior-level experience in building and scaling payer and provider-centric businesses across the country.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

The current members of the Board who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Positions with Talkspace
Douglas Braunstein	61	2021	Interim Chief Executive Officer and Director
The principal occupations and business experience, for at least the past five years, of the Class III Director are as follows:
DOUGLAS BRAUNSTEIN	Age 61
Mr. Braunstein has served as Talkspace’s Interim Chief Executive Officer since November 2021 and has served as Chairman of the Talkspace, Inc. board of directors since the consummation of the Business Combination. Mr. Braunstein is the Founder and a Managing Partner of Hudson Executive Capital. Prior to founding Hudson Executive Capital, Douglas L. Braunstein was the Chief Financial Officer of JPMorgan Chase & Co., or JPMorgan Chase, from 2010 to 2012 and its Vice Chairman from 2013 to 2015. In the role of Chief Financial Officer, Mr. Braunstein led the firm’s global financial operations and navigated the evolving legislative and regulatory landscape in the immediate post-financial crisis environment and served on the firm’s Operating Committee. Prior to his role as Chief Financial Officer of JP Morgan Chase, Mr. Braunstein served in several other leadership roles during his approximately twenty-year career at JPMorgan Chase, including Head of Investment Banking in the Americas, responsible for investment banking and corporate finance in the U.S., Canada and Latin America, Head of Global M&A and Global Industry Coverage and Head of Healthcare Investment Banking, as well as serving on the Investment Bank Management Committee for over ten years. We believe that Mr. Braunstein is qualified to serve as a member of our board of directors due to his extensive financial background, including service as chief financial officer, experience as a director and knowledge of the industry. Mr. Braunstein is the husband of Ms. Samara Braunstein, an executive officer of the Company.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has appointed Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP served as our independent auditors for the fiscal year ended December 31, 2021. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Talkspace.
VOTE REQUIRED

This proposal requires the approval the majority of votes cast. Abstentions will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed Talkspace’s audited financial statements for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and Talkspace’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Talkspace’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Talkspace’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and Talkspace, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Talkspace.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Talkspace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Curtis Warfield (Chair)
Madhu Pawar
Jacqueline Yeaney
Jeffrey Crowe
The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under those Acts.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Set forth below are the fees paid to our independent registered public accounting firm, Ernst & Young LLP, for the fiscal year ended December 31, 2021 (in thousands):
Fee Category	Fiscal 2021
Audit Fees	$665
Audit-Related Fees	$—
Tax Fees	$66
Total Fees	$731
AUDIT FEES
Fees for audit services include fees associated with the annual audit, reviews of the Company’s quarterly reports on Form 10-Q and statutory audits required internationally. The 2021 fees include comfort letters; consents and assistance with and review of documents filed with the SEC.
AUDIT-RELATED FEES

Audit-related fees include vendor due diligence.
TAX FEES

Tax fees consist of tax compliance including the review and filing of tax returns and tax advice services.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

This Proposal 3 gives our stockholders the opportunity to vote, on a non-binding basis, to advise our Board how frequently we should hold an advisory vote to approve the compensation of our named executive officers (“NEOs”). By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote to approve named executive officer compensation once every one, two, or three years.
After careful consideration of this Proposal 3, the Board has determined that an advisory vote to approve named executive officer compensation that occurs “every one year” is the most appropriate alternative for the Company, and therefore the Board recommends that stockholders vote to hold an advisory vote to approve named executive officer compensation “every one year” under this Proposal.
In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what the best approach is for the Company, and we look forward to hearing from our stockholders on this Proposal.
You may cast your vote for your preferred voting frequency by choosing the option of every one year, two years, three years or you may abstain from voting on this proposal.
This Say on Frequency vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should have the opportunity to approve our executive compensation programs.
VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. If No frequency receives the foregoing vote, then we will consider the frequency that receives the highest number of votes cast by the stockholders to be the frequency recommended by our stockholders. However, because this vote is advisory and not binding on the Board, the Compensation Committee or the Company, the Board may decide that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option recommended by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends stockholders vote EVERY ONE YEAR for the frequency of future advisory votes to approve the compensation of our named executive officers.

PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

This Proposal 4 gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers.
As described in detail under the heading “Executive Compensation,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read “Executive Compensation” beginning on page 25 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers by allowing stockholders to vote “FOR”, “AGAINST” or “ABSTAIN”. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding our executive compensation programs.
VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Douglas Braunstein(1)	61	Interim Chief Executive Officer and Chairman of the Board
Jennifer Fulk(2)	45	Chief Financial Officer
Samara Braunstein(3)	52	Chief Marketing Officer
Gil Margolin(4)	45	Chief Technology Officer
John C. Reilly(5)	57	General Counsel and Corporate Secretary
Erin Boyd(6)	54	Chief Growth Officer
(1)	See biography on page 12 of this proxy statement.
(2)
Ms. Fulk has served as Talkspace’s Chief Financial Officer since July 2021. Prior to joining Talkspace, Ms. Fulk served as Chief Financial Officer, U.S. Bio-Medicines at Eli Lilly and Company from June 2019 to July 2021. Prior to June 2019, Ms. Fulk served in various other roles during her 15-plus year career at Eli Lilly and Company, including as Senior Director, Investor Relations, from October 2018 to June 2019, Chief Financial Officer, North America, Elanco, from October 2016 to October 2018 and Senior Director, Global Finance and Integration, Elanco, from September 2014 to October 2016. Ms. Fulk received her Bachelor of Science in Information Systems and her Masters of Business Administration from Indiana University.

(3)
Ms. Braunstein has served as Talkspace’s Chief Marketing Officer since December 2020. Prior to joining Talkspace, Ms. Braunstein served as Chief Revenue Officer for Concertiv, a decision-support platform that provides data analytics, group purchasing, and managed services to professional services firms and their key suppliers, from 2019 to 2020. Ms. Braunstein was the CEO and Founder of Wellgate Products, LLC, an orthopedic device company which grew to become one of the largest brands in its category before its sale to a strategic buyer, from 2004 to 2008. She has served in marketing and leadership roles at HigherOne Holdings, Inc, AOL TimeWarner, Warner Lambert, Revlon and HudsonView Group Associates LLC, and in Finance roles at predecessor companies to GTCR, LLC and Credit Suisse Group AG. Ms. Braunstein currently serves on the Board of Directors for Candesant Biomedical. Ms. Braunstein holds a B.A. from University of Michigan.

(4)
Mr. Margolin has served as Talkspace’s Chief Technology Officer since April 2014. Prior to joining Talkspace, Mr. Margolin served as the Director of Product Management at Deutsche Telekom AG, a telecommunications company, from October 2012 to April 2014. Prior to that, Mr. Margolin served as Director of Product Management at SupportSpace, a cloud-based remote services company, from October 2011 to November 2012. Mr. Margolin previously held several roles at Amdocs, a software and services provider to communications and media companies, including as Director of Product Management from October 2009 to November 2011, Architecture Manager from 2007 to 2009, and Engineering Manager from 2004 to 2007. Mr. Margolin holds a B.S. in Computer Science from the University of Tel Aviv.

(5)
Mr. Reilly has served as Talkspace’s Corporate and then General Counsel since March 2011. Prior to joining Talkspace, Mr. Reilly was a partner of Hilltop Holdings from 2004-2011, where he managed hospitality and real estate investments for private portfolio investors and acted as a fractional general counsel to several start-up companies. Mr. Reilly previously served as President of Highland Development Corporation, a real estate development company, from 1999 to 2003 where he partnered to build and operate congregate care campuses. Mr. Reilly also previously held several roles at Kapson Senior Quarters Corp., a publicly traded assisted living company, including as Senior Vice President of Acquisitions and Development from 1998 to 1999, Vice President of Development from 1997 to 1998 and Corporate Counsel from 1996 to 1997. Mr. Reilly started his career as a legal associate at Squire, Sanders & Dempsey in Washington DC. Mr. Reilly holds a J.D. from Boston College Law School and a B.A. from the University of Virginia.

(6)
Ms. Boyd has served as Talkspace’s Chief Growth Officer, Enterprise, since August 2021. Ms. Boyd is responsible for driving growth and delivering differentiated solutions and capabilities to Talkspace’s Enterprise customers. Prior to joining Talkspace, Ms. Boyd led Cigna’s behavioral network strategy, where she oversaw network programs and solutions that drove innovation, delivered cost-savings and improved outcomes to advance behavioral health access. Prior to Cigna, Ms. Boyd held a leadership position in business development and marketing for Aurora Behavioral Health System, a preeminent psychiatric hospital system. Ms. Boyd holds a B.S. in Broadcast Journalism/Mass Communications from Oklahoma State University.

CORPORATE GOVERNANCE
GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, an Insider Trading Compliance Policy and charters for our Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Talkspace. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors” page of our website located at www.talkspace.com, or by writing to our offices at 2578 Broadway #206, New York, New York 10025.
BOARD COMPOSITION AND STRUCTURE

Our Board currently consists of seven (7) members: Jeffrey Crowe, Erez Shachar, Madhu Pawar, Curtis Warfield, Jacqueline Yeaney, Charles Berg and Douglas Braunstein. Mr. Crowe has informed us that he intends to resign from the Board immediately prior to the Annual Meeting and is not standing for reelection.
Our Board is currently divided into three classes with staggered, three-year terms. The current Class I Directors are Jeffrey Crowe, Erez Shachar and Madhu Pawar; the current Class II Directors are Curtis Warfield, Jacqueline Yeaney and Charles Berg; and the current Class III Director is Douglas Braunstein. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.
DIRECTOR ATTENDANCE AT ANNUAL MEETING

Although we do not have a formal policy regarding director attendance at the annual meeting, all directors are encouraged to attend. All then-standing directors and director nominees plan to virtually attend the 2022 Annual Meeting.
DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that Jeffrey Crowe, Madhu Pawar, Erez Shachar, Curtis Warfield, Jacqueline Yeaney, Charles Berg and new director nominee, Jon Cohen are each an “independent director,” as defined under the Nasdaq Rules. As part of the Board’s review of the independence of Board members, questionnaires are used on an annual basis (or when a new director is added) to gather input to assist the Nominating and Corporate Governance Committee and the Board in their determinations of the independence of the non-employee directors. In evaluating and determining the independence of the directors, the Board considered that Talkspace may have certain relationships with its directors. Specifically, the Board of Directors considered that certain of our directors are affiliated with significant stockholders of the Company.
DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o General Counsel, Talkspace, Inc., 2578 Broadway #206, New York, New York 10025.Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process, and applying the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM STOCKHOLDERS

Stockholders of the Company may communicate directly with the independent members of the Board or any Chair of a Board committee about corporate governance, corporate strategy, Board-related matters or other substantive matters that our General Counsel consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Talkspace, Inc., Attn: General Counsel, 2578 Broadway #206, New York, New York 10025, subject to compliance with the requirements and parameters noted below. Such communications may be made confidentially or anonymously.
All communications, including stockholder recommendations of director candidates, must be accompanied by the following regarding the person submitting the communication: a statement of the type and amount of the securities of the Company that the person holds, and the address, telephone number and e-mail address, if any, of the person.
The following types of communications are considered inappropriate for delivery to directors:
•	Communications regarding individual grievances or other interests that are personal to the party submitting the communication; and
•	Communications that contain offensive, obscene or abusive content.
Communications deemed to comply with the above requirements and to be appropriate for delivery will be delivered to the applicable director(s) on a periodic basis, generally in advance of each regularly scheduled meeting of the Board. Concerns relating to accounting, internal accounting controls, auditing matters or questionable financial practices will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.
BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

Our Board of Directors exercises its discretion in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Currently, the roles are combined, with Mr. Braunstein serving as Chairman of the Board and Interim Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Interim Chief Executive Officer is best for our company and its stockholders at this time because it promotes unified leadership by Mr. Braunstein and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board is comprised of individuals with extensive experience in finance, retail industry and public company management. For these reasons and because of the strong leadership of Mr. Braunstein as Chairman of the Board and Interim Chief Executive Officer, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.
Prior to the appointment of Mr. Braunstein as Interim Chief Executive Officer, the roles of Chairman and Chief Executive Officer were split. If upon the appointment of a permanent Chief Executive Officer the roles of Chairman and CEO remain with a single individual the Board anticipates it will appoint a lead director (and may do so prior to such time) responsible for presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions; approving Board meeting schedules and agendas; and acting as the liaison between the Independent Directors and the Chief Executive Officer and Chair of the Board. If there is a Chair of the Board and the Chair is an Independent Director, the Chair of the Board will serve as lead director. The Board may modify its leadership structure in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Our Audit Committee is responsible for overseeing our risk management process. Our Audit Committee focuses on our general risk management policies and strategy, the most significant risks facing us, including cybersecurity, and oversees the implementation of risk mitigation strategies by management. Our Compensation Committee is responsible for overseeing risks related to our compensation programs. Our Board is also apprised of particular risk management matters in connection with its general oversight role, including business continuity risks relating to the ongoing COVID-19 pandemic, and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
ANTI-HEDGING POLICY

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. Unless pre-approved by our Board in each instance, the policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, our CEO, CFO, CAO, other officers and employees. A copy of the code is available on our website at www.talkspace.com in the “Governance” section of the “Investors” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC rules or Nasdaq Rules will be disclosed on our website.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were 7 meetings of the Board during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 90% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at www.talkspace.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend.

BOARD DIVERSITY

The following matrix summarizes the diversity of our Board pursuant to Nasdaq’s Board Diversity Rule as of July 25, 2022.
Board Diversity Matrix as of July 25, 2022
Total Number of Directors: 7
Gender:	Female	Male	Non-Binary	Did not Disclose Gender
Directors:	2	5	0	0
Demographic Information:
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
White	1	4	0	0
Two or more races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did not Disclose Demographic Background	0	0	0	0
COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Charles Berg
Douglas Braunstein
Jeffrey Crowe	X	X
Madhu Pawar	X
Erez Shachar		Chair	X
Curtis Warfield	Chair	X
Jacqueline Yeaney	X		Chair
If elected as a Class I Director at the 2022 Annual Meeting of Stockholders, it is expected Mr. Cohen will join the Nominating and Corporate Governance and Compensation committees.
AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:
•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•	overseeing the Company’s risk management process and reviewing our policies on risk assessment and risk management;
•	reviewing related person transactions;
•	overseeing our financial and accounting controls and compliance with legal and regulatory requirements; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.
The Audit Committee charter is available on our website at www.talkspace.com. The current members of the Audit Committee are Jeffrey Crowe, Madhu Pawar, Curtis Warfield and Jacqueline Yeaney, with Curtis Warfield serving as Chair. Our Board has determined that each of Jeffrey Crowe, Madhu Pawar, Curtis Warfield and Jacqueline Yeaney are independent directors under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Our board of directors has also determined that each of Jeffrey Crowe, Madhu Pawar, Curtis Warfield, and Jacqueline Yeaney meets the “financial literacy” requirement for audit committee members under the Nasdaq Stock Market Rules and Curtis Warfield is an “audit committee financial expert” within the meaning of the SEC rules.
The Audit Committee met 3 times during the fiscal year ended December 31, 2021.
COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:
•	reviewing and making recommendations to the Board regarding the compensation of our chief executive and other executive officers;
•	reviewing and making recommendations to our Board regarding the compensation of our directors;
•	overseeing risks related to our compensation programs;
•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements; and
•	appointing and overseeing any compensation consultants.
Pursuant to the Compensation Committee’s charter, which is available on our website at www.talkspace.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee generally considers the Interim Chief Executive Officer’s input when making recommendations regarding the compensation of non-employee directors and executive officers (other than the Interim Chief Executive Officer). In 2021, in order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our compensation philosophy, the Compensation Committee retained Meridian as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in designing, maintaining, and administering our executive compensation program. The Compensation Committee evaluated Meridian’s independence pursuant to the requirements of Nasdaq Rules and SEC rules and determined that Meridian does not have any conflicts of interest in advising the Compensation Committee. Meridian did not provide any other services to the Company in 2021.
The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Bylaws and applicable Nasdaq Rules.

The current members of our Compensation Committee are Jeffrey Crowe, Erez Shachar and Curtis Warfield, with Erez Shachar serving as chair. Each member of our Compensation Committee meets the requirements for independence under the current Nasdaq Rules, including the Nasdaq Rules applicable to compensation committee membership. Each of Jeffrey Crowe, Erez Shachar and Curtis Warfield are non-employee directors, as defined in Section 16b-3 of the Exchange Act.
The Compensation Committee met 5 times during the fiscal year ended December 31, 2021.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:
•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors;

•
recommending to our Board the nominees for election to our Board at annual meetings of stockholders, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors,;

•	overseeing an evaluation of the Board and its committees; and
•	developing and recommending to our Board a set of corporate governance guidelines and principles.
The Nominating and Corporate Governance Committee charter is available on our website at www.talkspace.com. Our Nominating and Corporate Governance Committee consists of Erez Shachar and Jacqueline Yeaney, with Jacqueline Yeaney serving as chair. Mr. Shachar and Ms. Yeaney meet the requirements for independence under the current Nasdaq Rules. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the Nasdaq Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met 1 time during the fiscal year ended December 31, 2021.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS
General
In this Compensation Discussion and Analysis (“CD&A”), we provide an overview and analysis of the compensation awarded to or earned by our NEOs during fiscal 2021, including the elements of our compensation program for NEOs, compensation decisions made under that program for fiscal 2021 and the factors considered in making those decisions. Our NEOs for the year ended December 31, 2021 are:
•	Douglas L. Braunstein, our Interim Chief Executive Officer;
•	Oren Frank, our former Chief Executive Officer;
•	Jennifer Fulk, our Chief Financial Officer;
•	Mark Hirschhorn, our former President and Chief Operating Officer;
•	Samara H. Braunstein, our Chief Marketing Officer;
•	Gil Margolin, our Chief Technology Officer;
•	John C. Reilly, our General Counsel; and
•	Roni Frank, our former Head of Clinical Services.
Executive Summary
2021 Highlights
On May 28, 2021, the Business Combination closed and we transitioned into becoming a new public company. In connection with the Business Combination, we engaged Meridian as our independent compensation consultant to help structure a competitive executive compensation program from a public company perspective.
On November 15, 2021, we announced the departure of Oren Frank and Roni Frank from their roles as Chief Executive Officer and Head of Clinical Services, respectively, and as members of the Board, which departures constituted terminations by the Company without “cause” under the Executive Severance Plan. Also effective as of November 15, 2021, the Board appointed Douglas Braunstein, Chairman of the Board, to serve as Interim Chief Executive Officer while the Board conducts a formal search for a permanent chief executive officer to succeed Mr. Frank. Mr. Braunstein remains Chairman of the Board.
On November 22, 2021, we announced the resignation of Mark Hirschhorn from his role as President and Chief Operating Officer.
As a general matter, our executive compensation program consists of annual base salary, target cash bonus opportunities, and equity-based long-term incentives. This CD&A provides a description of each of these elements for the fiscal year ending December 31, 2021. We will continue to evaluate, develop, and grow our executive compensation program as we progress as a newly public company.
Compensation Governance and Best Practices
We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:
What We Do	What We Do Not Do
Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	Do not guarantee annual salary increases.

Weight the overall pay mix towards incentive compensation for senior executives.	Do not grant uncapped cash incentives or guaranteed equity compensation.

What We Do	What We Do Not Do
Engage an independent compensation consultant to advise our Compensation Committee.	Do not provide significant perquisites.

Maintain rigorous stock ownership guidelines and a clawback policy.	Do not provide any compensation-related tax gross-ups.
Executive Compensation Objectives and Philosophy
The key objective in our executive compensation program is to attract, motivate, and reward leaders who create an inclusive and diverse environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program is designed to:
•	Attract and retain talented and experienced executives in a competitive and dynamic market;
•	Motivate our NEOs to help our company achieve the best possible financial and operational results;
•
Provide reward opportunities consistent with our performance on both a short-term and long-term basis that are industry-competitive, flexible, fiscally responsible, and linked to our overall business objectives; and

•	Align the long-term interests of our NEOs with those of our stockholders.
We strive to set our overall total compensation at a competitive level. Executives may be compensated above or below the targeted market position based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “Determination of Executive Compensation.”
Determination of Executive Compensation
Role of Board of Directors, the Compensation Committee, and Executive Officers
The Compensation Committee is responsible for establishing and overseeing our executive compensation programs and will annually review and recommend to the Board for approval the compensation to be provided to our executive officers.
In setting executive compensation, the Compensation Committee will consider a number of factors, including the recommendations of our Interim Chief Executive Officer (other than with respect to the Interim Chief Executive Officer’s own compensation) and our human resources team, current and past total compensation, competitive market data and analysis provided by the Compensation Committee’s independent compensation consultant, Company performance and each executive’s impact on performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership, and internal equity pay considerations. Our Interim Chief Executive Officer’s recommendations are based on his evaluation of each other executive officer’s individual performance and contributions, of which our Interim Chief Executive Officer has direct knowledge. Our Board makes decisions regarding our Interim Chief Executive Officer’s and other executive officers’ compensation, following recommendations from the Compensation Committee.
Role of Compensation Consultant
In order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our compensation philosophy, our Compensation Committee has retained Meridian as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in designing, maintaining, and administering our executive compensation program. The Compensation Committee has evaluated Meridian’s independence pursuant to the requirements of Nasdaq Rules and SEC rules and has determined that Meridian does not have any conflicts of interest in advising the Compensation Committee. Meridian did not provide any other services to the Company in 2021.
We are in the process of developing a peer group with Meridian and we expect to refer to this peer group in structuring our executive compensation program for fiscal year 2022. Our Compensation Committee may also refer to compensation survey data.

Elements of Compensation
The primary elements of our NEOs’ compensation and the main objectives of each are:
•	Base Salary. Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides compensation in respect of an executive’s day-to-day responsibilities;
•	Annual Cash Incentive Compensation. Annual bonuses promote short-term performance objectives and reward executives for their contributions to Company performance;
•
Equity Based Long-Term Incentive Compensation. Equity compensation, provided in the form of stock options and RSUs during 2021, aligns executives’ interests with our stockholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent.

In addition, our NEOs are eligible to participate in our health and welfare programs and our 401(k) plan on the same basis as our other employees. We also maintain severance and change in control arrangements, which aid in attracting and retaining executive talent and help executives to remain focused and dedicated during potential transition periods due to a change in control. Each of these elements of compensation for 2021 is described further below.
Douglas Braunstein received no compensation in respect of his services as our interim Chief Executive Officer during the year ended December 31, 2021; however, see a discussion of his compensation received for his services as a member of Board set forth below under “2021 Director Compensation”.
Base Salary
The base salaries of our NEOs are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salaries provide our NEOs with a reasonable degree of financial certainty and stability. Our Compensation Committee intends to annually review and determine the base salaries of our executives and evaluate the base salaries of new hires at the time of hire. In 2021, we approved incremental base salary increases for our NEOs in connection with their entrance into new employment offer letters after our Business Combination, as further described below under “Named Executive Officer Employment Agreements”. Ms. Fulk’s annual base salary was approved in connection with the commencement of her employment after our Business Combination. Following such determinations, our NEOs’ base salaries were as set forth below:
Name	2021 Annualized Base Salary at Year-End
Douglas Braunstein	$0
Jennifer Fulk	$400,000
Samara H. Braunstein	$330,000
Gil Margolin	$330,000
John C. Reilly	$260,000
Oren Frank(1)	$350,000
Mark Hirschhorn(1)	$425,000
Roni Frank(1)	$275,000
(1)
Messrs. Frank and Hirschhorn and Ms. Frank were no longer employed as of December 31, 2021 and the numbers in the table above represent each of their annualized base salaries as of their respective dates of termination.

Cash Incentive Compensation
We consider annual cash incentive bonuses to be an important component of our total compensation program and believe they provide incentives necessary to retain executive officers. Each NEO, other than Mr. Braunstein, is eligible to receive an annual performance-based cash bonus based on a specified target annual bonus award amount, expressed as a percentage of such NEO’s base salary. As of December 31, 2021, target bonuses were as follows:
Named Executive Officer	Target Percentage
Douglas Braunstein	0%
Jennifer Fulk	100%
Samara H. Braunstein	50%
Gil Margolin	100%
John C. Reilly	50%
Oren Frank(1)	100%
Mark Hirschhorn(1)	100%
Roni Frank(1)	50%
(1)
Messrs. Frank and Hirschhorn and Ms. Frank were no longer employed as of December 31, 2021 and thus did not receive an annual bonus for 2021; however, the percentages in the table above represent each of their annual bonus target percentages as of their respective dates of termination.

Under the 2021 annual bonus program, each NEO (other than Mr. Braunstein) who remained employed as of December 31, 2021 was eligible to receive a percentage of such NEO’s target bonus opportunity, ranging from 0% to 200%, as determined by our Interim Chief Executive Officer and the Compensation Committee in their discretion based upon individual and Company performance in 2021. Each NEO who remained employed as of December 31, 2021 was ultimately awarded an annual bonus at 100% of target. In making this determination, our interim Chief Executive Officer and the Board considered various indicators of Company and individual performance, including the NEOs’ efforts in connection with our Business Combination and becoming a public company. Messrs. Frank and Hirschhorn and Ms. Frank were not eligible to receive a bonus with respect to 2021 since they departed from our Company during the year.
The NEOs’ 2021 performance bonuses are set forth in the column entitled “Bonus” in the “Summary Compensation Table” below.
In addition to her annual performance-based cash bonus, Jennifer Fulk also received a $200,000 signing bonus associated with her commencing employment as our Chief Financial Officer. This signing bonus was paid at the completion of her first thirty days of employment pursuant to the terms of her offer letter, which is further described below under “Executive Employment Agreements”.
Equity-Based Long-Term Incentive Awards
We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of executives with those of our stockholders. We do not currently have any formal policy for determining the number of equity-based awards to grant to NEOs. In determining the number and grant date value of equity-based awards granted to the NEOs shortly following the closing of the Business Combination, the Board and the Compensation Committee considered the recommendations of Meridian, taking into account market comparables and the practices of similarly situated newly public companies.
We believe it is essential to provide equity-based compensation to our executive officers in order to link the interests and risks of our executive officers with those of our stockholders, reinforcing our commitment to ensuring a strong linkage between company performance and pay.
In 2021, we maintained the 2014 Stock Incentive Plan (the “2014 Plan”), which was terminated in connection with the closing of the Business Combination. Under the 2014 Plan, we offered awards of stock options to eligible service providers, including our NEOs. In connection with the closing of the Business Combination and the adoption of the 2021 Incentive Award Plan (the “2021 Plan”), no further awards will be granted under the 2014 Plan; however, any outstanding awards granted under the 2014 Plan will remain outstanding, subject to the terms of the 2014 Plan and any applicable award agreement. Options granted prior to the Business Combination generally vest over four years in 48 equal monthly installments and awards granted following the Business Combination generally vest over four years in 16 equal quarterly installments, in each case subject to continued service; however, new employee grants (both prior to and following the Business Combination) are generally subject to one year of cliff vesting followed by equal monthly or quarterly installments thereafter, as applicable.
In 2021, following the closing of the Business Combination, we granted equity-based compensation to our NEOs in the form of the following grants of stock options and RSUs:
Name	Number of Shares Underlying Stock Options	Number of RSUs
Oren Frank	1,732,500	433,125
Mark Hirschhorn	990,000	247,500
Jennifer Fulk	492,600	123,750
Samara H. Braunstein	1,013,704	123,750
Gil Margolin	495,000	123,750
John C. Reilly	247,500	61,875
Roni Frank	495,000	123,750
Both the option grants and the RSU grants were intended to retain our NEOs and incentivize them to lead our company to sustained, long-term superior financial and operational performance and were approved following consideration of the factors set forth above under “Determination of Executive Compensation”.
Retirement Savings, Health and Welfare Benefits
We maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
Employee Benefits and Perquisites
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, and life insurance. We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.
We do not currently provide perquisites to our NEOs, and we do not view perquisites or other personal benefits as a significant component of our executive compensation program. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of the executive’s duties, to make our executive officers more efficient and effective, and/or recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved by the Compensation Committee.
We do not generally provide any tax “gross-ups” to our NEOs.
Severance and Change in Control Arrangements
In connection with the Business Combination, we adopted our Executive Severance Plan (as amended and restated, the “Executive Severance Plan”), which provides certain of our executives, including our NEOs (other than Mr. Braunstein), with severance benefits and payments upon certain terminations without cause or, following a change in control, resignations for good reason. Our Compensation Committee believes that the Executive Severance Plan is necessary to attract and retain executive talent and is a customary component of executive compensation. In particular, the Executive Severance Plan can mitigate a potential disincentive for our NEOs when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under the Executive Severance Plan are designed to be competitive with market practices. A description of the Executive Severance Plan, as well as information on the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2021, is set forth in “Potential Payments Upon Termination or Change in Control” below.
Other Policies and Considerations
Clawback Policy. We believe in maintaining best practices for our executive compensation program. Consistent with that belief, our board of directors has adopted a “clawback” policy with respect to excess incentive-based cash and equity compensation in the event our publicly disclosed financial statements are required to be restated due to material noncompliance with any financial reporting requirement. Where such a restatement has occurred, the policy provides the Compensation Committee with the discretion to recover cash incentives, equity awards or other incentive compensation of employees to the extent such compensation would have been reduced if calculated under the restatement, regardless of whether the employee was responsible for the restatement. Additionally, the policy provides the Compensation Committee with the discretion to recover cash incentives, equity awards or other incentive compensation of employees who have engaged in behavior that is intentionally contrary to or in reckless disregard of the employee’s duties to the Company or in material violation of the Company’s code of conduct, any other Company policy, or any law or regulation.
Stock Ownership Guidelines. Effective June 22, 2021, the Board adopted stock ownership guidelines that are applicable to our executive officers, including our NEOs, and to our non-employee directors. Our executive officers and non-employee directors are expected to satisfy the applicable guidelines based on a base salary or annual retainer multiple, as applicable, within five years of the later of (i) the effective date of the guidelines, and (ii) the date of such individual’s appointment to a position with the Company that is subject to such guidelines, and to hold at least the applicable minimum value in shares of common stock for so long as they are an executive officer or non-employee director, as applicable. We believe that stock ownership guidelines align the interests of our officers and directors with those of our stockholders and encourage long-term management of the Company for the benefit of its stockholders.
Participant	Salary/Cash Retainer Multiple Threshold ($)
Chief Executive Officer	5x annual base salary
Chief Operating Officer	3x annual base salary
Other Employee Participants	2x annual base salary
Directors	5x annual cash retainer (not including committee retainers)
Anti-Hedging Policy. Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Insider Trading Compliance Policy. Our Insider Trading Compliance Policy provides that no officer, director or employee nor any entities they control may purchase, acquire or sell (or contract to purchase, acquire or sell) any type of security while in possession of material, non-public information relating to the security or the issuer of the security (whether or not the issuer of the security is the Company). This includes a put option, a call option or a short sale, or engaging in hedging transactions, as further described above under “Anti-Hedging Policy”. In addition, the prohibitions under our Insider Trading Compliance Policy do not apply to certain transactions, such as the exercise of stock options and/or the surrender of shares to the Company in payment of the exercise price or in satisfaction of any tax withholding obligations, pursuant to the applicable equity incentive plan or award agreement; such exceptions are only permitted to the extent they do not involve a market sale of the Company’s securities.
Section 409A. The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

“Golden Parachute” Payments. Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.
Accounting for Share-Based Compensation. We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, (“ASC Topic 718”) for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and RSUs, based on the grant-date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with our management. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its proxy statement for the 2022 Annual Meeting of Stockholders.

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table contains information about the compensation earned by each of our NEOs during fiscal years ended December 31, 2021 and December 31, 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total
Douglas L. Braunstein(1) Interim Chief Executive Officer	2021	21,000	—	55,078	322,550	—	398,628

Oren Frank Former Chief Executive Officer	2021	255,930(2)	—	1,550,588	8,820,694	1,581,368	12,208,580
	2020	250,000	575,000	—	1,178,586	11,400	2,014,986

Jennifer Fulk Chief Financial Officer	2021	174,242(2)	600,000	443,025	1,690,570	2,667	2,910,504

Mark Hirschhorn Former President, Chief Financial Officer, and Chief Operating Officer	2021	317,914(2)	—	886,050	5,727,480	9,073	6,940,518
	2020	262,500	700,000	—	2,036,544	2,310	3,001,354

Samara H. Braunstein Chief Marketing Officer	2021	313,864	165,000	443,025	5,333,019	—	6,254,908

Gil Margolin Chief Technology Officer	2021	315,000	330,000	443,025	3,408,310	11,600	3,999,572

John C. Reilly General Counsel	2021	232,500	130,000	221,513	1,034,278	—	1,618,291

Roni Frank Former Head of Clinical Services	2021	228,027(2)	—	443,025	4,586,817	1,433,317	6,691,186
	2020	250,000	325,000	—	1,178,586	11,425	1,765,011
(1)
Douglas Braunstein received no compensation in respect of his services as our interim Chief Executive Officer during the year ended December 31, 2021; however, in accordance with SEC regulations, the compensation disclosed in the table above reflects compensation received for his services as a member of Board, as further described below under “2021 Director Compensation”.

(2)
Oren Frank and Roni Frank terminated their employment with the Company on November 15, 2021. Mark Hirschhorn terminated his employment with the Company on November 22, 2021. Jennifer Fulk commenced employment with the Company on July 26, 2021. Each of their respective salaries was prorated for the portion of the 2021 fiscal year during which they were employed.

(3)	Amounts for fiscal 2021 represent discretionary annual bonus payments made with respect to 2021 performance.
(4)
Amounts reflect the full grant-date fair value of restricted stock units and stock options granted during fiscal 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. In addition, amounts reflect the incremental fair value (determined in accordance with ASC Topic 718) associated with the modification of stock options in connection with the Business Combination. We provide information regarding the assumptions used to calculate the value of all restricted stock units and option awards made to our NEOs in Note 13 to the consolidated financial statements included in our Annual Report for the year ended December 31, 2021.

(5)
Amounts for fiscal 2021 represent, for all NEOs other than Oren Frank and Roni Frank, matching contributions received under the Company’s 401(k) plan. For Oren Frank, the amount represents (i) $11,600 in matching contributions received under the Company’s 401(k) plan and (ii) $1,569,768 in paid and accrued amounts under his separation agreement, as further described below under “Separation Agreements”. For Roni Frank, the amount represents (i) $11,600 in matching contributions received under the Company’s 401(k) plan and (ii) $1,421,717 in paid and accrued amounts under her separation agreement, as further described below under “Separation Agreements”. The paid and accrued amounts under Mr. and Ms. Frank’s separation agreements are laid out in further detail in the table below.

Amounts Paid and Accrued under Separation Agreements
Named Executive Officer	Restrictive Covenant Amount ($)	Lump Sum Amount ($)	Base Salary Continuation ($)	COBRA Continuation ($)	Equity Acceleration ($)(1)	Total ($)
Oren Frank	125,000	750,000	350,000	73,051	271,717	1,569,768
Roni Frank	125,000	750,000	275,000	(2)	271,717	1,421,717
(1)
Amounts represent the incremental fair value (determined in accordance with ASC Topic 718) associated with the acceleration of equity awards under the separation agreements, as further described below under “Separation Agreements”.

(2)	Ms. Frank did not participate in our group health plans as an employee as of December 31, 2021 and, as a result, did not receive any COBRA continuation payments.
Grants of Plan-Based Awards in Fiscal 2021
The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2021 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2021 (all of which were granted under the 2021 Plan).
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Oren Frank	1/15/2016(9)	—	74,323	0.23	627,364(7)
	9/1/2016(9)	—	67,630	0.39	574,160(7)
	10/17/2017(9)	—	98,658	0.51	831,857(7)
	8/5/2019(9)	—	76,499	1.21	636,693(7)
	8/18/2020(9)	—	26,827	1.22	223,192(7)
	7/15/2021(1)	—	1,732,500	5.81	5,927,428(6)
	10/18/2021(2)	433,125	—	—	1,550,588(6)

Jennifer Fulk	7/15/2021(1)	—	492,600	5.81	1,690,570(6)
	10/18/2021(2)	123,750	—	—	443,025(6)

Mark Hirschhorn	2/11/2020(9)	—	76,500	1.21	636,780(7)
	2/11/2020(9)	—	204,663	1.21	1,703,598(7)
	7/15/2021(1)	—	990,000	5.81	3,387,102(6)
	10/18/2021(2)	247,500	—	—	886,050(6)

Samara H. Braunstein	1/14/2021(5)	—	518,704	7.24	3,639,468(8)
	7/15/2021(1)	—	495,000	5.81	1,693,551(6)
	10/18/2021(2)	123,750	—	—	443,025(6)

Gil Margolin	12/8/2014(9)	—	77,705	0.10	508,364(7)
	9/1/2016(9)	—	29,934	0.39	254,131(7)
	10/17/2017(9)	—	61,948	0.51	522,329(7)
	8/5/2019(9)	—	38,249	1.21	318,343(7)
	8/18/2020(9)	—	13,413	1.22	111,592(7)
	7/15/2021(1)	—	495,000	5.81	1,693,551(6)
	10/18/2021(2)	123,750	—	—	443,025(6)

John C. Reilly	3/1/2017(9)	—	8,018	0.39	68,048(7)
	8/5/2019(9)	—	7,649	1.21	63,662(7)
	8/18/2020(9)	—	6,706	1.22	55,793(7)
	7/15/2021(1)	—	247,500	5.81	846,775(6)
	10/18/2021(2)	61,875	—	—	221,513(6)

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Roni Frank	1/15/2016(9)	—	74,323	0.23	627,363(7)
	9/1/2016(9)	—	67,630	0.39	574,160(7)
	10/17/2017(9)	—	98,658	0.51	831,857(7)
	8/5/2019(9)	—	76,499	1.21	636,693(7)
	8/18/2020(9)	—	26,827	1.22	223,193(7)
	7/15/2021(1)	—	495,000	5.81	1,693,551(6)
	10/18/2021(2)	123,750	—	—	443,025(6)
(1)
These stock options, which were granted under the 2021 Plan, vest and become exercisable in sixteen equal installments on each of the first sixteen quarterly anniversaries of July 1, 2021, subject to the NEO’s continued employment through each such vesting date.

(2)
These RSU awards, which were granted under the 2021 Plan, vest in sixteen equal installments on each of the first sixteen quarterly anniversaries of September 1, 2021, subject to the NEO’s continued employment through each such vesting date.

(3)
This stock option, which was granted under the 2021 Plan, vests and becomes exercisable 25% on the one-year anniversary of July 26, 2021 and 75% in twelve equal installments on each of the first twelve quarterly anniversaries of July 26, 2021 thereafter, subject to the NEO’s continued employment through each such vesting date.

(4)
This RSU award, which was granted under the 2021 Plan, vests 25% on the one-year anniversary of September 1, 2021 and 75% in twelve equal installments on each of the first twelve quarterly anniversaries of September 1, 2021 thereafter, subject to the NEO’s continued employment through each such vesting date.

(5)
This stock option, which was granted under the 2014 Plan, vests over a four-year period with respect to 1/48th of the shares underlying the option on each monthly anniversary of December 4, 2020 thereafter, subject to the NEO’s continued employment through each such vesting date.

(6)
Amounts reflect the grant-date fair value in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate these values in Note 13 to the consolidated financial statements included in our Annual Report.

(7)	Amounts reflect the incremental fair value (determined in accordance with ASC Topic 718) associated with the modification of stock options in connection with the Business Combination.
(8)
Amount reflects (i) $3,198,956 in the original grant-date fair value of this stock option and (ii) $440,512 in incremental fair value (determined in accordance with ASC Topic 718) associated with the modification of the stock option in connection with the Business Combination.

(9)	These stock options, each of which was granted prior to 2021 under the 2014 Plan, were each modified in connection with the Business Combination.
NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Summary of Executive Compensation Arrangements
Named Executive Officer Employment Agreements
We are party to employment offer letters (collectively, the “Employment Agreements”) with each of our current NEOs other than Douglas L. Braunstein (whose service as a member of our Board is further described below under “2021 Director Compensation”). The material terms of the Employment Agreements are described below.
The Employment Agreements provide for at-will employment without a specified term, provide for participation in the health and welfare benefit plans and programs maintained by us for the benefit of our employees, and provide for annual base salaries and annual target bonus percentages as provided in the table below (some of which have been increased).
Named Executive Officer	Base Salary	Target Bonus Percentage
Jennifer Fulk	$400,000	100%
Samara H. Braunstein	$330,000	50%
Gil Margolin	$330,000	50%
John C. Reilly	$260,000	30%

In addition, the Employment Agreements provide for option and RSU grants under the 2021 Plan in the amounts and subject to the vesting conditions described above under “Grants of Plan-Based Awards in Fiscal 2021” and contain customary confidentiality and assignment of invention provisions, as well as standard non-compete and non-solicit restrictions effective during employment and for 12 months thereafter.
Jennifer Fulk’s Employment Agreement also provides for a $200,000 signing bonus, payable upon the completion of her first thirty days of employment with the Company, and, beginning in 2022, for an annual equity-based award as determined by the Board from time-to-time.
Retention Agreements
We entered into retention agreements with Messrs. Margolin and Reilly and Mesdames Fulk and Braunstein on December 6, 2021 (the “Retention Agreements”), which provide for retention bonus payments of $400,000, $200,000, $400,000, and $165,000, respectively, to be paid 50% on the first payroll date following the last day of the second quarter of the fiscal year ending December 31, 2022, subject to each NEO’s continued employment through the date of payment, and 50% on the first payroll date following the last day of the third quarter of the fiscal year ending December 31, 2022, subject to each NEO’s continued employment through December 31, 2022 (with the Company retaining the right to seek repayment of the second installment in the event any NEO resigns or is terminated for cause on or before December 31, 2022).
Separation Agreements
On November 14, 2021, we entered into Separation & Transition Agreements and General Releases of All Claims with Oren Frank and Roni Frank (the “Separation Agreements”) in connection with their termination of employment with the Company, which constituted terminations by the Company without “cause” under the Executive Severance Plan. The Separation Agreements provide for the separation payments as provided in the table below.
Payment Type	Payment Schedule	Oren Frank Benefit	Roni Frank Benefit
Payment for Compliance with Restrictive Covenants	First payroll following 6-month anniversary of Separation Date (November 15, 2021)	$125,000	$125,000
Base Salary Continuation	Regularly scheduled payroll dates following the Effective Date (November 21, 2021)	12 months at an annual rate of $350,000	6 months at an annual rate of $275,000
COBRA Premium Reimbursement	Equal monthly installments, as applicable	24 months (or until covered under a subsequent employer’s plan)
Lump Sum Cash Payment	First payroll following the Effective Date	$750,000	$750,000
All stock options granted under the 2014 Plan	As of the Effective Date	Vesting fully accelerated; exercisable until June 1, 2024
RSUs granted under the 2021 Plan	As of the Effective Date	270,700 fully vested; remaining 162,425 forfeited for no consideration	77,344 fully vested; remaining 46,406 forfeited for no consideration
All stock options granted under the 2021 Plan	As of the Effective Date	Forfeited for no consideration
In addition, the Separation Agreements contain a standard release of all claims in favor of the Company and contain customary confidentiality, assignment of invention, and return of property provisions, a perpetual mutual non-disparagement provision, as well as standard non-compete and non-solicit restrictions effective for 12 months following the Separation Date.
The base salary continuation payments and COBRA premium reimbursements represent severance benefits provided for under the Company’s Executive Severance Plan (except that, rather than receiving 12 and 6 months of COBRA reimbursement payments, respectively, Mr. and Ms. Frank are each entitled to receive 24 months of COBRA reimbursement payments; however, because Ms. Frank did not participate in our group health plans as an employee as of December 31, 2021, she will not receive any COBRA reimbursement payments). In addition, the Company paid $750,000 to each of Mr. and Ms. Frank as an additional separation payment in recognition of their contributions to the Company as founders and as additional consideration for their continued compliance with their restrictive covenants. Mr. and Ms. Frank will provide strategic advisory services to the Board for a period of six months in order to assist in the orderly transition of their respective duties, and the $125,000 payment will be made in respect of such services and subject to their continued compliance with their restrictive covenants.
We did not enter into any separation agreement in connection with the termination of Mark Hirschhorn’s employment on November 22, 2021 and he did not receive any payments and/or benefits upon his departure.
Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2021.
Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Douglas L. Braunstein	6/22/2021(4)	—	63,404	8.52	6/21/2031	—	—
	10/18/2021(11)	—	—	—	—	—	30,308
Oren Frank	1/15/2016(2)	628,399	—	—	6/1/2024	—	—
	9/1/2016(2)	571,810	—	—	6/1/2024	—	—
	10/17/2017(2)	834,144	—	0.51	6/1/2024	—	—
	8/5/2019(3)	646,802	—	1.21	6/1/2024	—	—
	8/18/2020(3)	226,827	—	1.22	6/1/2024	—	—
Jennifer Fulk	7/15/2021(7)	—	492,600	5.81	7/14/2031	—	—
	10/18/2021(8)	—	—	—	—	123,750	243,788
Mark Hirschhorn	2/11/2020(5)	646,800	—	1.21	2/10/2030	—	—
	2/11/2020(5)	275,102	—	1.21	2/10/2030	—	—
	7/15/2021(6)	61,875	—	5.81	7/14/2031	—	—
Samara H. Braunstein	1/14/2021(9)	119,522	389,029	7.24	1/13/2031	—	—
	7/15/2021(10)	30,937	464,063	5.81	7/14/2031	—	—
	10/18/2021(11)	—	—	—	—	116,016	228,552
Gil Margolin	12/8/2014(2)	656,990	—	0.10	12/7/2024	—	—
	9/1/2016(2)	253,094	—	0.39	8/31/2026	—	—
	10/17/2017(2)	523,775	—	0.51	10/16/2027	—	—
	8/5/2019(12)	181,912	141,488	1.21	8/4/2029	—	—
	8/18/2020(12)	37,804	75,609	1.22	8/17/2030	—	—
	7/15/2021(10)	30,937	464,063	5.81	7/14/2031	—	—
	10/18/2021(11)	—	—	—	—	116,016	228,552
John C. Reilly	8/5/2019(13)	36,380	28,299	1.21	8/4/2029	—	—
	8/18/2020(12)	18,902	37,804	1.22	8/17/2030	—	—
	7/15/2021(10)	15,468	232,032	5.81	7/14/2031	—	—
	10/18/2021(11)	—	—	—	—	58,008	114,276
Roni Frank	1/15/2016(2)	628,399	—	0.23	6/1/2024	—	—
	9/1/2016(2)	571,810	—	0.39	6/1/2024	—	—
	10/17/2017(2)	834,144	—	0.51	6/1/2024	—	—
	8/5/2019(3)	646,802	—	1.21	6/1/2024	—	—
	8/18/2020(3)	226,827	—	1.22	6/1/2024	—	—
(1)	Amounts are calculated based on multiplying the number of shares shown in the table by the per-share closing price of our common stock on December 31, 2021, which was $1.97.
(2)	These stock options, which were granted under the 2014 Plan, were fully vested and exercisable as of December 31, 2021.
(3)
These stock options, which were granted under the 2014 Plan, became fully vested and exercisable on November 21, 2021, in connection with the termination of employment of Oren Frank and Roni Frank, as applicable.

(4)	This stock option, which was granted under the 2014 Plan, vests and becomes exercisable 25% annually over a four-year period commencing June 22, 2021.
(5)	These stock options, which were granted under the 2014 Plan, ceased vesting on November 22, 2021 in connection with Mark Hirschhorn’s termination of employment.
(6)	This stock option, which was granted under the 2021 Plan, ceased vesting on November 22, 2021 in connection with Mark Hirschhorn’s termination of employment.
(7)
This stock option, which was granted under the 2021 Plan, vests and becomes exercisable 25% on the one-year anniversary of July 26, 2021 and 75% in twelve equal installments on each of the first twelve quarterly anniversaries of July 26, 2021 thereafter, subject to the NEO’s continued employment through each such vesting date.

(8)
This RSU award, which was granted under the 2021 Plan, vests 25% on the one-year anniversary of September 1, 2021 and 75% in twelve equal installments on each of the first twelve quarterly anniversaries of September 1, 2021 thereafter, subject to the NEO’s continued employment through each such vesting date.

(9)
This stock option, which was granted under the 2014 Plan, vests and becomes exercisable over a four-year period with respect to 1/48th of the shares underlying the option on each monthly anniversary of December 4, 2020 thereafter, subject to the NEO’s continued employment through each such vesting date.

(10)
These stock options, which were granted under the 2021 Plan, vest in sixteen equal installments on each of the first sixteen quarterly anniversaries of July 1, 2021, subject to the NEO’s continued employment through each such vesting date.

(11)
These RSU awards, which were granted under the 2021 Plan, vest in sixteen equal installments on each of the first sixteen quarterly anniversaries of September 1, 2021, subject to the NEO’s continued employment through each such vesting date.

(12)
These stock options, which were granted under the 2014 Plan, vest and become exercisable over a four-year period with respect to 1/48th of the shares underlying the option on each monthly anniversary of September 1, 2019 for awards granted on August 5, 2019, or August 18, 2020 for awards granted on August 18, 2020, subject to the executive’s continued service through each such vesting date.

(13)
This RSU award, which was granted under the 2021 Plan, vests 25% on the one-year anniversary of September 1, 2019 and 75% in thirty-six equal installments on each of the first thirty-six monthly anniversaries of September 1, 2019 thereafter, subject to the NEO’s continued employment through each such vesting date.

Option Exercises and Stock Vested in Fiscal 2021
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Douglas L. Braunstein	—	—	—	—
Oren Frank	453,124	3,756,398	270,700	576,591
Jennifer Fulk	—	—	—	—
Mark Hirschhorn	856,802	5,435,316	—	—
Samara H. Braunstein	10,153	12,996	7,734	16,473
Gil Margolin	306,904	2,584,132	7,734	16,473
John C. Reilly	92,792	314,429	3,867	8,237
Roni Frank	453,124	3,756,398	77,344	164,743
(1)	Amounts are calculated by multiplying the number of shares as to which the option was exercised by the market price of the shares on the exercise date, net of the exercise price.
(2)	Amounts are calculated by multiplying the number of shares vested by our closing stock price on the vesting date.
Potential Payments Upon Termination or Change in Control
Executive Severance Plan
All of our NEOs other than Mr. Braunstein are (or, in the case of, Messrs. Frank and Hirschhorn and Ms. Frank, were, prior to their terminations) participants in the Executive Severance Plan, which provides for payments and benefits upon a participant’s termination without cause or resignation with good reason. The Executive Severance Plan is administered by our Compensation Committee.
Participants in the Executive Severance Plan are designated as either Tier 1 or Tier 2 participants at the time they are selected to participate, but the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer always will be Tier 1 participants unless otherwise determined by the Compensation Committee.
Pursuant to the terms of the Executive Severance Plan, in the event a participant is terminated without “cause” other than on or within the period beginning three months prior to a change in control and ending 12 months following a change in control (as defined in the Executive Severance Plan), the participant will be eligible to receive: (i) salary continuation for 12 months, in the case of Tier 1 participants, or 6 months, in the case of Tier 2 participants; and (ii) payment or reimbursement of COBRA premiums for up to 12 months, in the case of Tier 1 participants, or 6 months, in the case of Tier 2 participants.
In addition, in the event the employment of a participant in the Executive Severance Plan is terminated (1) by the company without “cause” during the period beginning three months prior to a change in control and ending on the one-year anniversary of a change in control, or (2) by the participant with “good reason” (as defined in the Executive Severance Plan) during the period beginning on the date of a change in control and ending on the one-year anniversary of the change in control, the participant will be eligible to receive: (i) salary continuation for 24 months plus 200% of the participant’s target bonus amount, in the case of a Tier 1 participant, or salary continuation for 12 months plus 100% of the participant’s target bonus amount, in the case of a Tier 2 participant; (ii) a lump-sum cash payment equal to the participant’s pro-rata target bonus amount; (iii) payment or reimbursement of COBRA premiums for up to 18 months, in the case of a Tier 1 participant, or 12 months, in the case of a Tier 2 participant; and (iv) full accelerated vesting of all equity awards.
All severance payments and benefits under the Executive Severance Plan are subject to the participant’s execution of a release of claims against us and continued compliance with certain restrictive covenants. The Executive Severance Plan also includes a Section 280G “best pay” provision, which provides that if any amount received by a participant pursuant to the Executive Severance Plan that would be subject to the excise tax imposed by Section 4999 of the Code, the participant would receive the full amount of the payments and benefits or an amount reduced so that no portion would be subject to the excise tax, whichever would result in the largest payment to the participant on an after-tax basis.
Equity Plans
Certain stock options granted under the 2014 Plan in August 2019 to Mr. Margolin and Mr. Reilly and in August 2020 to Mr. Margolin originally provided for 25% of the option to vest and become exercisable upon the executive’s termination without cause, or if the Company completed a deemed liquidation event or an initial public offering of its common stock. These options also originally provided that they would vest and become exercisable in full upon the executive’s termination without cause within 12 months following (i) a deemed liquidation event or (ii) an initial public offering of the Company’s common stock. In connection with the Business Combination, the Company entered into a waiver agreement with each of the NEOs under which each NEO waived his or her right to the 25% accelerated vesting upon a deemed liquidation event.
Under the 2021 Plan, in the event of a change in control where any outstanding awards under the 2021 Plan are not substituted or assumed, such awards will become fully vested, exercisable, and/or payable in connection with the change in control.

Estimated Potential Payments
The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2021 (or, in the cases of Messrs. Frank and Hirschhorn and Ms. Frank, the actual amounts owed in connection with their terminations during 2021, which in the case of Mr. and Ms. Frank, were determined pursuant to the terms of the Separation Agreements). Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his or her employment that are available to all salaried employees, such as accrued vacation.
Name	Benefit	Termination Without Cause or for Good Reason / Cause (no Change in Control) ($)	Change in Control (no Termination) ($)(1)	Termination Without Cause or for Good Reason / Cause in Connection with a Change in Control ($)
Douglas L. Braunstein	Cash	—	—	—
	Equity Acceleration(2)	—	—	30,308
	Continued Healthcare	—	—	—
	Total(3)	—	—	30,308
Oren Frank	Cash	1,225,000	—	—
	Equity Acceleration(4)	917,673	—	—
	Continued Healthcare	73,051	—	—
	Total(3)	2,215,724	—	—
Jennifer Fulk	Cash	200,000	—	1,200,000
	Equity Acceleration(2)	—	—	243,788
	Continued Healthcare	23,501	—	47,002
	Total(3)	223,501	—	1,490,790
Mark Hirschhorn	Cash	—	—	—
	Equity Acceleration(2)	—	—	—
	Continued Healthcare	—	—	—
	Total(3)	—	—	—
Samara H. Braunstein	Cash	165,000	—	660,000
	Equity Acceleration(2)	—	—	228,552
	Continued Healthcare	52	—	103
	Total(3)	165,052	—	888,655
Gil Margolin	Cash	165,000	—	660,000
	Equity Acceleration(2)	—	—	228,552
	Continued Healthcare	13,445	—	26,889
	Total(3)	178,445	—	915,441
John C. Reilly	Cash	130,000	—	416,000
	Equity Acceleration(2)	—	—	114,276
	Continued Healthcare	—	—	—
	Total(3)	130,000	—	530,276
Roni Frank	Cash	1,150,000	—	—
	Equity Acceleration(4)	262,196	—	—
	Continued Healthcare	—	—	—
	Total(3)	1,412,196	—	—
(1)	Assumes awards are assumed or substituted in connection with the change in control.
(2)
With respect to options, the value of equity acceleration was calculated by (i) multiplying the number of accelerated shares of common stock underlying the options by $1.97, the closing trading price of our common stock on December 31, 2021 and (ii) subtracting the exercise price for the options. With respect to RSUs, the value of equity acceleration was calculated by multiplying the number of accelerated RSUs by $1.97, the closing trading price of our common stock on December 31, 2021.

(3)
Amounts shown are the maximum potential payment the NEO would have received as of December 31, 2021 (or, in the case of Messrs. Frank and Hirschhorn and Ms. Frank, the amounts actually received in connection with their terminations of employment). Amounts of any reduction pursuant to the Section 280G best pay provision, if any, would be calculated upon actual termination of employment.

(4)
With respect to RSUs, the value of equity acceleration was calculated by multiplying the number of accelerated RSUs by $3.39, the closing trading price of our common stock on November 15, 2021, the date of termination of Mr. and Ms. Frank’s employment.

2021 DIRECTOR COMPENSATION
The following table sets forth information for fiscal 2021 regarding the compensation awarded to, earned by or paid to our non-employee directors who served on our board of directors during fiscal 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Douglas L. Braunstein(2)
Jeffrey M. Crowe	21,000	55,078	109,114	185,192
Erez Shachar	26,000	55,078	109,114	190,192
Curtis Warfield	31,500	55,078	322,550	409,128
Jacqueline Yeaney	21,000	55,078	322,550	398,628
Charles Berg	21,000	55,078	322,550	398,628
Madhu Pawar	21,000	55,078	322,550	398,628
(1)
Amounts reflect the full grant-date fair value of RSUs and stock options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all RSUs and option awards made to our directors in Note 13 to the consolidated financial statements included in our Annual Report.

(2)	Mr. Braunstein served as our interim Chief Executive Officer for part of 2021; as such, his compensation earned as a director is disclosed in the Summary Compensation Table, above.
The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2021 by each non-employee director.
Name	Option Awards Outstanding at 2021 Fiscal Year End	Unvested Stock Awards Outstanding at 2021 Fiscal Year End
Douglas L. Braunstein	63,402	15,384
Jeffrey M. Crowe	63,402	15,384
Erez Shachar	63,402	15,384
Curtis Warfield	63,402	15,384
Jacqueline Yeaney	63,402	15,384
Charles Berg	63,402	15,384
Madhu Pawar	63,402	15,384
In connection with the closing of the Business Combination, we adopted a Director Compensation Program, which provides for annual retainer fees and long-term equity awards for certain of our non-employee directors (each, an “Eligible Director”). The material terms of the Director Compensation Program are summarized below.
Cash Compensation
•	Annual Retainer: $40,000
•	Annual Committee Chair Retainer:
○	Audit: $20,000
○	Compensation: $10,000
Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.

Equity Compensation
•
Existing Director Grant: Each Eligible Director who was serving on the Board as of the closing of the Business Combination received (i) on the closing date of the Business Combination, a stock option award with a value of approximately $320,000 and (ii) upon the effectiveness of the Form S-8 with respect to the Company’s common stock issuable under the 2021 Plan, an RSU award with a value of approximately $80,000, in each case subject to the Eligible Director’s continued service through the applicable grant date (each, an “Existing Director Grant”). Each Existing Director Grant vests as to 25% of the shares subject to the applicable award on each of the first four anniversaries of the grant date of the applicable award, subject to the Eligible Director’s continued service through the applicable vesting date.

•
Annual Grant: An Eligible Director who is serving on the Board as of the date of the annual meeting of the Company’s stockholders each calendar year beginning with calendar year 2022 will be granted, on such annual meeting date, an RSU award with a value of approximately $160,000 (each, an “Annual Grant”). Each Annual Grant will vest in full on the earlier to occur of (A) the first anniversary of the applicable grant date and (B) the date of the next annual meeting following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.

•
Initial Grant: Each Eligible Director who is initially elected or appointed to serve on our Board at any time after the closing of the Business Combination will automatically be granted on such election or appointment date (i) a stock option award with a value of approximately $320,000 and (ii) an RSU award with a value of approximately $80,000 (each, an “Initial Grant”). Each Initial Grant will vest as to 25% of the shares subject to the applicable award on each of the first four anniversaries of the grant date of the applicable award, subject to the Eligible Director’s continued service through the applicable vesting date.

In addition, each Existing Director Grant, Annual Grant and Initial Grant will vest in full upon a change in control of our company (as defined in the 2021 Plan) if the Eligible Director will not become, as of immediately following the change in control, a member of the Board of the surviving entity or the ultimate parent of the surviving entity.
Compensation under our Director Compensation Program will be subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock for:
•	stockholders who beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and director nominees;
•	each of our NEOs; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.
Unless otherwise noted, the business address of each of those listed in the table below is 2578 Broadway #607, New York, NY 10025. We have based our calculation of the percentage of beneficial ownership on 158,131,635 shares of our common stock outstanding as of July 25, 2022.
Unless otherwise indicated, we believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Name and Address of Beneficial Owner	Number of Shares	% of Ownership
5% Holders
HEC Master Fund LP(1)	23,525,046	15%
Norwest Venture Partners XIII, LP(2)	14,702,972	9%
Entities affiliated with Spark Capital(3)	12,473,437	8%
Qumra Capital II, L.P.(4)	8,573,437	5%
Revolution Growth III, LP(5)	8,691,082	5%
Firstime Ventures G.P. Ltd.(6)	7,745,708	5%
Directors, Director Nominees and Named Executive Officers
Oren Frank(7)	3,601,950	2%
Jennifer Fulk(8)	206,384	*
Mark Hirschhorn(9)	1,840,579	*
Roni Frank(10)	3,430,222	2%
Samara H. Braunstein(11)	6,034,172	4%
Gil Margolin(12)	2,877,214	2%
John C. Reilly(13)	525,810	*
Douglas L. Braunstein(14)	25,471,310	16%
Jeffrey M. Crowe(2)(15)	14,722,668	9%
Erez Shachar(4)(16)	8,593,133	5%
Curtis Warfield(17)	19,696	*
Jacqueline Yeaney(18)	19,696	*
Charles Berg(19)	19,696	*
Madhu Pawar(20)	19,696	*
Jon Cohen	0	0
All current directors and executive officers as a group (12 individuals)(21)	67,097,058	42%
*	Less than 1%
(1)
Based on information reported on a Schedule 13D/A filed on November 17, 2021, a Form 4 filed on November 24, 2021 and information known to the Company, consists of (i) 11,340,600 shares of common stock and 7,640,000 shares of common stock issuable upon the exercise of warrants held by HEC Master Fund LP, (ii) 3,392,681 shares of common stock owned jointly among Douglas Braunstein and his spouse (Samara Braunstein), including through a trust, (iii) 828,029 shares of common stock held directly by Mr. Braunstein issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022 and (iv) 2,270,000 shares of common stock beneficially owned jointly among Mr. Braunstein and his spouse (Samara Braunstein) through the ownership of warrants exercisable within 60 days of the date of February 15, 2022. Douglas Braunstein is the Managing Member of HEC Management GP LLC (“MGT GP”). MGT GP is the Managing

Member of HEC Performance GP LLC and the Managing Partner of Hudson Executive Capital LP, which is the Investment Manager of the HEC Master Fund LP. Hudson Executive Capital LP and Mr. Braunstein disclaims beneficial ownership of the securities owned by HEC Master Fund LP except to the extent of his pecuniary interest therein. The address of HEC Master Fund LP is c/o Walkers Corporate Limited, 190 Elgin Avenue George Town, Grand Cayman KY1-9001.
(2)
Based on information reported on a Schedule 13G filed on February 14, 2022, consists of shares of common stock held by Norwest Venture Partners XIII, LP (“NVP XIII”). Genesis VC Partners XIII, LLC is the general partner of NVP XIII and may be deemed to have sole voting and dispositive power over the shares held by NVP XIII. NVP Associates, LLC, the managing member of Genesis VC Partners XIII, LLC and each of Promod Haque, Jeffrey Crowe and Jon Kossow, as Co-Chief Executive Officers of NVP Associates, LLC and members of the general partner, may be deemed to share voting and dispositive power over the shares held by NVP XIII. Such persons and entities disclaim beneficial ownership of the shares held by NVP XIII, except to the extent of any proportionate pecuniary interest therein. Mr. Crowe serves as a member of our board of directors. The address for these entities is 525 University Avenue, #800, Palo Alto, CA 94301.

(3)
Based on information reported on a Schedule 13D filed on July 2, 2021, consists of shares of common stock held by Spark Capital IV, L.P. (“Spark IV”), Spark Capital Founders’ Fund IV, L.P. (“Spark FF IV” and together with Spark IV, the “Spark Funds”), Spark Management Partners IV, LLC (“Spark IV GP”) (collectively, the “Spark Entities”). Spark IV GP is the general partner of each of the Spark Entities and may be deemed to have voting, investment and dispositive power with respect to these securities. Each of Santo Politi, Bijan Sabet, Paul Conway and Alex Finkelstein is a managing member of the general partner of these funds, which makes all voting and investment decisions for these funds through the vote of such managing members. The address of these entities is 200 Clarendon St., Floor 59, Boston, MA 02116.

(4)
Based on information reported on a Schedule 13D filed on July 1, 2021, consists of shares of common stock that held by Qumra Capital II, L.P (“Qumra II”). Qumra Capital GP II, L.P. (“Qumra GP II”) is the general partner of Qumra II and Qumra Capital Israel I Ltd. (“Qumra Capital Ltd.”) is the general partner of Qumra GP II. Boaz Dinte and Erez Shachar serve as the managing partners of Qumra Capital Ltd. and share voting and dispositive power with respect to the shares held by Qumra II. Mr. Shachar serves as a member of our board of directors. The address for these entities are c/o Qumra Capital, HaNevi’im St 4, Tel Aviv-Yafo, Israel.

(5)
Based on information reported on a Schedule 13G filed on July 2, 2021, consists of shares of common stock held by Revolution Growth III, LP (“Revolution Growth III”). Steven J. Murray is the operating manager of Revolution Growth UGP III, LLC (“Revolution Growth UGP III”), the general partner of Revolution Growth GP III, LP (“Revolution Growth GP III”), which is the general partner of Revolution Growth III. Revolution Growth UGP III, Revolution Growth GP III and Mr. Murray may be deemed to have voting power with respect to the shares held by Revolution Growth III. Revolution Growth UGP III, Revolution Growth GP III, Revolution Growth III, and Mr. Murray, Theodore J. Leonsis and Stephen M. Case, as members of Revolution Growth UGP III’s investment committee, may be deemed to share dispositive power over such shares. The address of these entities is 1717 Rhode Island Avenue, NW, 10th Floor, Washington, D.C. 20036.

(6)
Based on information reported on a Schedule 13G/A filed on February 14, 2022, consists of (i) 774,039 shares held by Firstime Ventures L.P., (ii) 1,798,294 shares held by Firstime Investors A LP, (iii) 4,959,435 shares held by Firstime Ventures (A) L.P. (collectively, the “Firstime Entities”) and (iv) 213,940 shares held by Nextime Ventures I L.P. (“Nextime”). Firstime Ventures G.P Ltd. (“GPGP”), is the managing member of the Firstime Entities, and is the general partner of Firstime Ventures General Partner L.P., which in turn is the general partner of the Firstime Entities and may be deemed to have voting and dispositive power over the shares held by the Firstime Entities. Ilan Shiloah, Nir Tarlovsky and Jonathan Benartzi serve as Managing Partners of GPGP and may be deemed to share voting and dispositive power with respect to the shares held by the Firstime Entities. Firstime Ventures 2 G.P Ltd. (“GPGP 2”) is the general partner of Nextime Ventures General Partner L.P., which in turn is the general partner of Nextime. Ilan Shiloah, Nir Tarlovsky and Jonathan Benartzi serve as Managing Partners of GPGP 2 and may be deemed to share voting and dispositive power with respect to the shares held by Nextime. The address for these entities is 6 Hanehoshet Street, Tel-Aviv, Israel 6971070.

(7)
Consists of (i) 132,563 shares of common stock held directly by Oren Frank and (ii) 3,469,387 shares of common stock issuable upon the exercise of options, exercisable as of or within 60 days of July 25, 2022. Mr. Frank’s service with the Company ceased on November 15, 2021 and the amounts shown above are based on Mr. Frank’s holdings as of his termination.

(8)
Consists of (i) 15,350 shares of common stock and (ii) 191,034 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 15, 2022.

(9)
Consists of 1,840,579 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022. Mr. Hirschhorn’s s service with the Company ceased on November 22, 2021 and the amounts shown above are based on Mr. Hirschhorn’s holdings as of such date.

(10)
Consists of (i) 38,179 shares of common stock held directly by Roni Frank and (ii) 3,392,043 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022. Ms. Frank’s service with the Company ceased on November 15, 2021 and the amounts shown above are based on Ms. Frank’s holdings as of such date.

(11)
Consists of (i) 3,392,681 shares of common stock owned jointly among Samara Braunstein and her spouse (Douglas L. Braunstein), including through a trust, (ii) 2,270,000 shares of common stock beneficially owned jointly among Ms. Braunstein and her spouse (Douglas L. Braunstein) through the ownership of warrants exercisable within 60 days of the date of February 15, 2022 and (iii) 371,491 shares of common stock held directly by Ms. Braunstein issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022. Ms. Braunstein is the trustee of Braunstein 2015 Trust and therefore may be deemed to beneficially own the securities held by the Braunstein 2015 Trust.

(12)
Consists of (i) 20,833 shares of common stock and (ii) 2,856,381 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022.

(13)
Consists of (i) 271,613 shares of common stock and (ii) 254,197 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022.

(14)	See footnote 1.
(15)
Consists of (i) shares of common stock held by NVP XIII and (ii) 19,696 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022. Mr. Crowe disclaims beneficial ownership of all such securities, except to the extent of any pecuniary interest therein. See footnote 2.

(16)
Consists of shares of (i) common stock held by Qumra II and (ii) 19,696 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022. Mr. Shachar disclaims beneficial ownership of the shares held of record by Qumra II except to the extent of his pecuniary interest therein. See footnote 4.

(17)	Consists of 19,696 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022.
(18)	Consists of 19,696 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022.
(19)	Consists of 19,696 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022.
(20)	Consists of 19,696 shares of common stock issuable upon the exercise of options or vesting of restricted stock units, exercisable as of or within 60 days of July 25, 2022.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS

Sponsor Support Agreement
In connection with the execution of the Merger Agreement, HEC, the HEC Insiders and Talkspace entered into the Sponsor Support Agreement pursuant to which the HEC Insiders agreed to, among other things, vote to adopt and approve the Merger Agreement and the Transactions, in each case, subject to the terms and conditions of the Sponsor Support Agreement.
Registration Rights Agreement
At the closing of the Business Combination, HEC, the HEC Sponsor LLC (the “Sponsor”), Talkspace’s independent directors, certain former stockholders of Talkspace and certain other parties thereto entered into an Amended and Restated Registration Rights Agreement, pursuant to which pursuant to which Talkspace, Inc. agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Talkspace common stock and other equity securities of Talkspace that are held by the parties thereto from time to time.
Director and Officer Indemnification
Our Certificate of Incorporation provides for indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the DGCL, subject to certain limited exceptions. In addition, we have entered into indemnification agreements with each director and executive officer of Talkspace, Inc.

OTHER MATTERS
DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2021 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2021 other than the following forms that were inadvertently filed late: (i) one Form 4 for Mark Hirschhorn reporting two transactions, which was filed late with respect to one of those transactions, (ii) one Form 4 for Charles Berg reporting one transaction, (iii) one Form 4 for Jacqueline Yeaney reporting one transaction, (iv) one Form 4 for Samara Braunstein reporting two transactions, which was filed late with respect to one of those transactions, (v) one Form 4 for Curtis Warfield reporting one transaction, (vi) one Form 4 for Roni Frank reporting two transactions, which was filed late with respect to one of those transactions, (vii) one Form 4 for John C. Reilly reporting two transactions, which was filed late with respect to one of those transactions, (viii) one Form 4 for Madhu Pawar reporting one transaction, (ix) one Form 4 for Gil Margolin reporting two transactions, which was filed late with respect to one of those transactions, and (x) one Form 4 for Douglas Braunstein, Hudson Executive Capital and HEC Management GP LLC reporting one transaction.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2021, the members of our Compensation Committee were Jeffrey Crowe, Erez Shachar and Curtis Warfield. Each current member of the Compensation Committee is an independent director. None of the members of our Compensation Committee is a current or former employee or served on the board of directors of any other company any of whose executive officers served on the Company’s Compensation Committee or its Board.
STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 2578 Broadway #206, New York, New York 10025 in writing not later than April 4th.
Our Bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the notice of such meeting (or any supplement thereto) given by or at our Board’s direction, (ii) otherwise properly brought before such meeting by our Board, or (iii) otherwise properly brought before such meeting by a stockholder present in person who (A) (1) was a record owner of our Common Stock both at the time of giving the notice and at the time of such meeting, (2) is entitled to vote at such meeting, and (3) has complied with notice procedures specified in our Bylaws in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act. To be timely for our annual meeting of stockholders, a stockholders’ notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than the close of business on May 18th and no later than the close of business on June 17th. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of timely notice as described above.
Nominations and proposals also must satisfy other requirements set forth in the Proposed Bylaws.

Stockholder Director Nominees
Our Bylaws permit stockholders to nominate directors for election at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our corporate secretary in accordance with our Bylaws, which, in general, require that the notice be received within the time periods described above for stockholder proposals. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS AT THE ANNUAL MEETING

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
TALKSPACE’S ANNUAL REPORT ON FORM 10-K

A copy of Talkspace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on July 25, 2022 without charge upon written request addressed to Talkspace, Inc., Attention: Secretary, 2578 Broadway #206, New York, New York 10025. A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at www.talkspace.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ Douglas Braunstein
Douglas Braunstein
Interim Chief Executive Officer and Chairman of the Board
New York, New York
August 4, 2022

SCAN TO
VIEW MATERIALS & VOTE

TALKSPACE, INC.
2578 BROADWAY #607
NEW YORK, NY 10025

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TALK2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89576-P78823 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TALKSPACE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jon Cohen
02) Erez Shachar
03) Madhu Pawar

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote EVERY ONE YEAR on the following proposal:

	Every One Year	Every Two Years	Every Three Years	Abstain
3. To approve, on an advisory basis, the frequency of future advisory votes to approve compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D89577-P78823

TALKSPACE, INC.
Annual Meeting of Stockholders
September 15, 2022 at 9:30 AM, Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) John C. Reilly and Douglas Braunstein, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Talkspace, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Eastern Time on September 15, 2022, virtually at www.virtualshareholdermeeting.com/TALK2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side